SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):                  April 6, 2007

                          TURBODYNE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

      Nevada                         000-21391                 95-4699061
      ------                         ---------                 ----------
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                           Identification No.)


                             36 EAST BARNETT STREET
                            VENTURA, CALIFORNIA 93001
                    (Address of principal executive offices)

                                  805-201-3133
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act

                                (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

                               (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02     DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a)(b)(c)     Not applicable.

              On April 6, 2007 Mr. Anthony Barclae accepted his election to the Board of Directors of Registrant.. Mr. Barclae, who is 86 years old, has held various positions in the automotive parts and components for over 50 years. He has also been engaged as an independent consultant in the automotive parts and components industry since 1993. Mr. Barclae has served as a director of Madison Community Hospital in Madison Heights, Michigan for the past 10 years. Mr. Barclae was engaged by us as a consultant from June 1 until December 1, 2006 pursuant to a consulting agreement with us.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                    Turbodyne Technologies, Inc.


                                                     BY: /S/ ALBERT F. CASE, JR.
                                                     --------------------------
                                                       Albert F. Case, Jr,
                                                       Chief Executive Officer
Dated:   April 6, 2007